Exhibit 99.2
Employers Holdings, Inc.
Second Quarter 2022
Financial Supplement

EMPLOYERS HOLDINGS, INC.
Table of Contents

Page

1	Consolidated Financial Highlights

2	Summary Consolidated Balance Sheets

3	Summary Consolidated Income Statements

4	Net Income Before Income Taxes by Segment

8	Return on Equity

9	Roll-forward of Unpaid Losses and LAE

10	Consolidated Investment Portfolio

11	Book Value Per Share

12	Earnings Per Share

13	Non-GAAP Financial Measures

14	Description of Reportable Segments

EMPLOYERS HOLDINGS, INC.
Consolidated Financial Highlights (unaudited)
$ in millions, except per share amounts

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2022	2021	% change	2022	2021	% change
Selected financial highlights:
Gross premiums written	$179.4	$147.1	22%	$351.8	$295.4	19%
Net premiums written	178.1	146.0	22	348.5	292.9	19
Net premiums earned	165.2	137.0	21	315.4	270.9	16
Net investment income	20.0	18.2	10	39.1	36.6	7
Net (loss) income before impact of the LPT(1)	(17.7)	24.4	(173)	(22.0)	45.4	(148)
Adjusted net income(1)	21.9	11.8	86	31.2	26.5	18
Net (loss) income before income taxes	(21.4)	32.4	(166)	(23.8)	60.0	(140)
Net (loss) income	(15.6)	26.4	(159)	(17.8)	49.5	(136)
Comprehensive (loss) income	(82.7)	35.2	(335)	(173.1)	22.2	(880)
Total assets				3,685.5	3,836.7	(4)
Stockholders' equity				977.5	1,203.6	(19)
Stockholders' equity including the Deferred Gain(2)				1,087.7	1,324.9	(18)
Adjusted stockholders' equity(2)				1,182.4	1,237.1	(4)
Annualized adjusted return on stockholders' equity(3)	7.2%	3.8%	89%	5.1%	4.3%	19%
Amounts per share:
Cash dividends declared per share	$1.26	$0.25	404%	$1.51	$0.50	202%
Earnings (loss) per share(4)	(0.56)	0.92	(161)	(0.65)	1.71	(138)%
Earnings (loss) per share before impact of the LPT(4)	(0.64)	0.85	(175)	(0.80)	1.57	(151)%
Adjusted earnings per diluted share(4)	0.79	0.41	93	1.12	0.92	22
Book value per share(2)				35.70	42.54	(16)
Book value per share including the Deferred Gain(2)				39.72	46.83	(15)
Adjusted book value per share(2)				43.18	43.73	(1)
Financial information by Segment(5):
Net income (loss) before income taxes
Employers	$(11.6)	$35.0	(133)%	$(9.6)	$69.1	(114)%
Cerity	(3.1)	(1.6)	(94)	(5.7)	(4.6)	(24)
Corporate and Other	(6.7)	(1.0)	570	(8.5)	(4.5)	(89)

(1) See Page 3 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) See Page 11 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(3) See Page 8 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(4) See Page 12 for description and calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.
(5) See Pages 4-7 for details and Page 14 for a description of our reportable segments.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Balance Sheets (unaudited)
$ in millions, except per share amounts

	June 30, 2022	December 31, 2021
ASSETS
Investments, cash and cash equivalents	$2,642.7	$2,811.3
Accrued investment income	15.9	14.5
Premiums receivable, net	282.4	244.7
Reinsurance recoverable, net of allowance, on paid and unpaid losses and LAE	469.1	483.8
Deferred policy acquisition costs	48.4	43.7
Deferred income tax asset, net	50.0	—
Contingent commission receivable—LPT Agreement	13.9	13.9
Other assets	163.1	171.3
Total assets	$3,685.5	$3,783.2

LIABILITIES
Unpaid losses and LAE	$1,972.8	$1,981.2
Unearned premiums	338.8	304.7
Commissions and premium taxes payable	46.5	42.1
Deferred Gain	110.2	114.4
FHLB Advances(1)	126.0	—
Deferred income tax liability, net	—	7.7
Other liabilities	113.7	120.0
Total liabilities	$2,708.0	$2,570.1

STOCKHOLDERS' EQUITY
Common stock and additional paid-in capital	$412.4	$411.3
Retained earnings	1,278.4	1,338.5
Accumulated other comprehensive income, net	(94.7)	60.6
Treasury stock, at cost	(618.6)	(597.3)
Total stockholders’ equity	977.5	1,213.1
Total liabilities and stockholders’ equity	$3,685.5	$3,783.2

Stockholders' equity including the Deferred Gain (2)	$1,087.7	$1,327.5
Adjusted stockholders' equity (2)	1,182.4	1,266.9
Book value per share (2)	$35.70	$43.73
Book value per share including the Deferred Gain(2)	39.72	47.85
Adjusted book value per share (2)	43.18	45.67

(1) FHLB=Federal Home Loan Bank
(2) See Page 11 for calculations and Page 13 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Summary Consolidated Income Statements (unaudited)
$ in millions

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenues:
Net premiums earned	$165.2	$137.0	$315.4	$270.9
Net investment income	20.0	18.2	39.1	36.6
Net realized and unrealized (losses) gains on investments(1)	(50.1)	16.0	(67.4)	26.9
Other income	0.2	0.2	0.2	0.6
Total revenues	135.3	171.4	287.3	335.0
Expenses:
Losses and LAE incurred	(93.3)	(83.7)	(187.5)	(153.3)
Commission expense	(23.7)	(18.0)	(44.6)	(34.8)
Underwriting and general and administrative expenses	(39.4)	(37.0)	(78.6)	(83.6)
Interest and financing expenses	(0.3)	(0.2)	(0.4)	(0.3)
Other expenses	—	(0.1)	—	(3.0)
Total expenses	(156.7)	(139.0)	(311.1)	(275.0)
Net (loss) income before income taxes	(21.4)	32.4	(23.8)	60.0
Income tax benefit (expense)	5.8	(6.0)	6.0	(10.5)
Net (loss) income	(15.6)	26.4	(17.8)	49.5
Unrealized AFS investment losses arising during the period, net of tax(2)	(73.5)	10.4	(161.9)	(25.1)
Reclassification adjustment for net realized AFS investment losses (gains) in net income, net of tax(2)	6.4	(1.6)	6.6	(2.2)
Total comprehensive (loss) income	$(82.7)	$35.2	$(173.1)	$22.2
Net (loss) income	$(15.6)	$26.4	$(17.8)	$49.5
Amortization of the Deferred Gain - losses	(1.7)	(1.6)	(3.4)	(3.3)
Amortization of the Deferred Gain - contingent commission	(0.4)	(0.4)	(0.8)	(0.8)
Net (loss) income before impact of the LPT Agreement (3)	(17.7)	24.4	(22.0)	45.4
Net realized and unrealized losses (gains) on investments	50.1	(16.0)	67.4	(26.9)
Severance costs	—	0.1	—	3.0
Income tax (benefit) expense related to items excluded from Net income or loss	(10.5)	3.3	(14.2)	5.0
Adjusted net income	$21.9	$11.8	$31.2	$26.5

(1) Includes net realized and unrealized (losses) gains on equity securities and other investments of $(42.0) million and $14.0 million for the three months ended June 30, 2022 and 2021, respectively, and
$(59.0) million and $24.1 million for the six months ended June 30, 2022 and 2021, respectively.
(2) AFS = Available for Sale securities.
(3) See Page 13 regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended June 30, 2022
Gross premiums written		$178.5	$0.9	$—	$179.4
Net premiums written		177.2	0.9	—	178.1

Net premiums earned	A	164.6	0.6	—	165.2
Net investment income		18.7	0.8	0.5	20.0
Net realized and unrealized losses on investments		(42.8)	(0.9)	(6.4)	(50.1)
Other income		0.2	—	—	0.2
Total revenues		140.7	0.5	(5.9)	135.3

Losses and LAE incurred (2)	B	(95.1)	(0.3)	2.1	(93.3)
Commission expense	C	(23.7)	—	—	(23.7)
Underwriting and general and administrative expenses	D	(33.3)	(3.3)	(2.8)	(39.4)
Interest and financing expenses		(0.2)	—	(0.1)	(0.3)
Total expenses		(152.3)	(3.6)	(0.8)	(156.7)
Net loss before income taxes		$(11.6)	$(3.1)	$(6.7)	$(21.4)

Underwriting income (loss)	A+B+C+D	12.5	(3.0)

Loss and LAE expense ratio:
Current year		63.9%	n/m
Prior years		(6.1)	—
Loss and LAE ratio		57.8	n/m
Commission expense ratio		14.4	n/m
Underwriting expense ratio		20.2	n/m
Combined ratio		92.4%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Three Months Ended June 30, 2021
Gross premiums written		$146.8	$0.3	$—	$147.1
Net premiums written		145.7	0.3	—	146.0

Net premiums earned	A	136.8	0.2	—	137.0
Net investment income		17.4	0.7	0.1	18.2
Net realized and unrealized gains on investments		15.8	0.2	—	16.0
Other income		0.2	—	—	0.2
Total revenues		170.2	1.1	0.1	171.4

Losses and LAE incurred (2)	B	(85.6)	(0.1)	2.0	(83.7)
Commission expense	C	(18.0)	—	—	(18.0)
Underwriting and general and administrative expenses	D	(31.5)	(2.6)	(2.9)	(37.0)
Interest and financing expenses		—	—	(0.2)	(0.2)
Other expenses		(0.1)	—	—	(0.1)
Total expenses		(135.2)	(2.7)	(1.1)	(139.0)
Net income (loss) before income taxes		$35.0	$(1.6)	$(1.0)	$32.4

Underwriting income (loss)	A+B+C+D	$1.7	$(2.5)

Loss and LAE expense ratio:
Current year		63.7%	n/m
Prior years		(1.1)	—
Loss and LAE ratio		62.6	n/m
Commission expense ratio		13.2	n/m
Underwriting expense ratio		23.0	n/m
Combined ratio		98.8%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Six Months Ended June 30, 2022
Gross premiums written		$349.7	$2.1	$—	$351.8
Net premiums written		346.4	2.1	—	348.5

Net premiums earned	A	314.2	1.2	—	315.4
Net investment income		36.3	1.6	1.2	39.1
Net realized and unrealized gains (losses) on investments		(58.4)	(1.3)	(7.7)	(67.4)
Other income		0.2	—	—	0.2
Total revenues		292.3	1.5	(6.5)	287.3

Losses and LAE incurred (2)	B	(191.0)	(0.7)	4.2	(187.5)
Commission expense	C	(44.6)	—	—	(44.6)
Underwriting and general and administrative expenses	D	(66.1)	(6.5)	(6.0)	(78.6)
Interest and financing expenses		(0.2)	—	(0.2)	(0.4)
Total expenses		(301.9)	(7.2)	(2.0)	(311.1)
Net loss before income taxes		$(9.6)	$(5.7)	$(8.5)	$(23.8)

Underwriting income (loss)	A+B+C+D	12.5	(6.0)

Loss and LAE expense ratio:
Current year		64.0%	n/m
Prior years		(3.2)	—
Loss and LAE ratio		60.8	n/m
Commission expense ratio		14.2	n/m
Underwriting expense ratio		21.0	n/m
Combined ratio		96.0%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Net Income Before Income Taxes by Segment (1) (unaudited)
$ in millions

		Employers	Cerity	Corporate and Other	Consolidated
Six Months Ended June 30, 2021
Gross premiums written		$294.8	$0.6	$—	$295.4
Net premiums written		292.3	0.6	—	292.9

Net premiums earned	A	270.7	0.2	—	270.9
Net investment income		35.1	1.4	0.1	36.6
Net realized and unrealized gains (losses) on investments		26.6	0.3	—	26.9
Other income		0.6	—	—	0.6
Total revenues		333.0	1.9	0.1	335.0

Losses and LAE incurred (2)	B	(157.3)	(0.1)	4.1	(153.3)
Commission expense	C	(34.8)	—	—	(34.8)
Underwriting and general and administrative expenses	D	(68.8)	(6.4)	(8.4)	(83.6)
Interest and financing expenses		—	—	(0.3)	(0.3)
Other expenses		(3.0)	—	—	(3.0)
Total expenses		(263.9)	(6.5)	(4.6)	(275.0)
Net income (loss) before income taxes		$69.1	$(4.6)	$(4.5)	$60.0

Underwriting income (loss)	A+B+C+D	$9.8	$(6.3)

Loss and LAE expense ratio:
Current year		63.8%	n/m
Prior years		(5.7)	—
Loss and LAE ratio		58.1	n/m
Commission expense ratio		12.9	n/m
Underwriting expense ratio		25.4	n/m
Combined ratio		96.4%	n/m

n/m - not meaningful
(1) See Page 14 for a description of our reportable segments
(2) Losses and LAE in Corporate and Other represent the impact of the LPT Agreement

EMPLOYERS HOLDINGS, INC.
Return on Equity (unaudited)
$ in millions

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2022	2021	2022	2021

Net (loss) income	A	$(15.6)	$26.4	$(17.8)	$49.5
Impact of the LPT Agreement		(2.1)	(2.0)	(4.2)	(4.1)
Net realized and unrealized losses (gains) on investments		50.1	(16.0)	67.4	(26.9)
Severance costs		—	0.1	—	3.0
Income tax (benefit) expense related to items excluded from Net income		(10.5)	3.3	(14.2)	5.0
Adjusted net income (1)	B	21.9	11.8	31.2	26.5

Stockholders' equity - end of period		$977.5	$1,203.6	$977.5	$1,203.6

Stockholders' equity - beginning of period		1,109.3	1,186.6	1,213.1	1,212.8

Average stockholders' equity	C	1,043.4	1,195.1	1,095.3	1,208.2

Stockholders' equity - end of period		$977.5	$1,203.6	$977.5	$1,203.6
Deferred Gain - end of period		110.2	121.3	110.2	121.3
Accumulated other comprehensive loss (income) - end of period		119.8	(111.1)	119.8	(111.1)
Income taxes related to accumulated other comprehensive (loss) income - end of period		(25.1)	23.3	(25.1)	23.3
Adjusted stockholders' equity - end of period		1,182.4	1,237.1	1,182.4	1,237.1
Adjusted stockholders' equity - beginning of period		1,249.2	1,230.9	1,266.9	1,223.1
Average adjusted stockholders' equity (1)	D	1,215.8	1,234.0	1,224.7	1,230.1

Return on stockholders' equity	A / C	(1.5)%	2.2%	(1.6)%	4.1%
Annualized return on stockholders' equity		(6.0)	8.8	(3.3)	8.2

Adjusted return on stockholders' equity (1)	B / D	1.8%	1.0%	2.5%	2.2%
Annualized adjusted return on stockholders' equity (1)		7.2	3.8	5.1	4.3

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.

EMPLOYERS HOLDINGS, INC.
Roll-forward of Unpaid Losses and LAE (unaudited)
$ in millions

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021

Unpaid losses and LAE at beginning of period	$1,981.9	$2,034.1	$1,981.2	$2,069.4
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	471.7	492.3	476.9	497.0
Net unpaid losses and LAE at beginning of period	1,510.2	1,541.8	1,504.3	1,572.4
Losses and LAE incurred:
Current year losses	105.4	87.3	201.7	172.9
Prior year losses on voluntary business	(9.6)	(1.6)	(9.6)	(15.0)
Prior year losses on involuntary business	(0.4)	—	(0.4)	(0.5)
Total losses incurred	95.4	85.7	191.7	157.4
Losses and LAE paid:
Current year losses	18.5	15.9	23.1	20.6
Prior year losses	76.7	87.5	162.5	185.1
Total paid losses	95.2	103.4	185.6	205.7
Net unpaid losses and LAE at end of period	1,510.4	1,524.1	1,510.4	1,524.1
Reinsurance recoverable, excluding CECL allowance, on unpaid losses and LAE	462.4	483.5	462.4	483.5
Unpaid losses and LAE at end of period	$1,972.8	$2,007.6	$1,972.8	$2,007.6
Total losses and LAE shown in the above table exclude amortization of the Deferred Gain, which totaled $2.1 million and $2.0 million for the three months ended June 30, 2022 and 2021, respectively and $4.2 million and $4.1 million for the six months ended June 30, 2022 and 2021, respectively.

EMPLOYERS HOLDINGS, INC.
Consolidated Investment Portfolio (unaudited)
$ in millions

	June 30, 2022				December 31, 2021
Investment Positions:	Cost or Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	%	Fair Value	%
Fixed maturity securities	$2,320.1	$(119.8)	$2,190.3	83%	$2,342.7	83%
Equity securities	218.8	52.3	271.1	10	344.4	12
Short-term investments	3.2	—	3.2	—	10.5	—
Other invested assets	41.5	6.3	47.8	2	38.4	1
Cash and cash equivalents	129.1	—	129.1	5	75.1	3
Restricted cash and cash equivalents	1.2	—	1.2	—	0.2	—
Total investments and cash	$2,713.9	$(61.2)	$2,642.7	100%	$2,811.3	100%

Breakout of Fixed Maturity Securities:
U.S. Treasuries and agencies	$65.4	$(2.4)	$63.0	3%	$68.1	3%
States and municipalities	354.8	(0.8)	353.9	16	436.1	19
Corporate securities	1,017.7	(66.5)	945.3	43	1,080.3	46
Mortgage-backed securities	435.6	(31.5)	404.1	18	414.1	18
Asset-backed securities	69.8	(5.4)	64.4	3	68.5	3
Collateralized loan obligations	209.8	(6.7)	203.1	9	85.4	4
Bank loans and other	167.0	(6.5)	156.5	7	190.2	8
Total fixed maturity securities	$2,320.1	$(119.8)	$2,190.3	100%	$2,342.7	100%

Weighted average book yield	3.3%	3.0%
Average credit quality (S&P)	A+	A+
Duration	4.1	3.4

EMPLOYERS HOLDINGS, INC.
Book Value Per Share (unaudited)
$ in millions, except per share amounts

		June 30, 2022	March 31, 2022	December 31, 2021	June 30, 2021
Numerators:
Stockholders' equity	A	$977.5	$1,109.3	$1,213.1	$1,203.6
Plus: Deferred Gain		110.2	112.3	114.4	121.3
Stockholders' equity including the Deferred Gain (1)	B	1,087.7	1,221.6	1,327.5	1,324.9
Accumulated other comprehensive loss (income)		119.8	34.9	(76.7)	(111.1)
Income taxes related to accumulated other comprehensive (loss) income		(25.1)	(7.3)	16.1	23.3
Adjusted stockholders' equity (1)	C	$1,182.4	$1,249.2	$1,266.9	$1,237.1

Denominator (shares outstanding)	D	27,383,132	27,738,429	27,741,400	28,291,782

Book value per share (1)	A / D	$35.70	$39.99	$43.73	$42.54
Book value per share including the Deferred Gain(1)	B / D	39.72	44.04	47.85	46.83
Adjusted book value per share (1)	C / D	43.18	45.03	45.67	43.73

YTD Change in: (2)
Book value per share		(14.9)%			1.4%
Book value per share including the Deferred Gain		(13.8)			1.0
Adjusted book value per share		(2.1)			3.3

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) Reflects the change in book value per share after taking into account dividends declared of $1.51 and $0.50 for the six month ended June 30, 2022 and 2021, respectively.

EMPLOYERS HOLDINGS, INC.
Earnings Per Share (unaudited)
$ in millions, except per share amounts

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2022	2021	2022	2021
Numerators:
Net (loss) income	A	$(15.6)	$26.4	$(17.8)	$49.5
Impact of the LPT Agreement		(2.1)	(2.0)	(4.2)	(4.1)
Net (loss) income before impact of the LPT (1)	B	(17.7)	24.4	(22.0)	45.4
Net realized and unrealized losses (gains) on investments		50.1	(16.0)	67.4	(26.9)
Severance costs		—	0.1	—	3.0
Income tax (benefit) expense related to items excluded from Net income		(10.5)	3.3	(14.2)	5.0
Adjusted net income (1)	C	$21.9	$11.8	$31.2	$26.5

Denominators:
Average common shares outstanding (basic)	D	27,650,277	28,478,788	27,585,447	28,497,654
Average common shares outstanding (diluted)	E	27,782,921	28,809,341	27,789,087	28,888,735

Earnings (loss) per share:
Basic	A / D	$(0.56)	$0.93	$(0.65)	$1.74
Diluted (2)	A / E	(0.56)	0.92	(0.65)	1.71

Earnings (loss) per share before impact of the LPT: (1)
Basic	B / D	$(0.64)	$0.86	$(0.80)	$1.59
Diluted	B / E	(0.64)	0.85	(0.80)	1.57

Adjusted earnings per share: (1)
Basic	C / D	$0.79	$0.41	$1.13	$0.93
Diluted	C / E	0.79	0.41	1.12	0.92

(1) See Page 13 for information regarding our use of Non-GAAP Financial Measures.
(2) Represents basic loss per share or diluted earnings per share, as appropriate.

Non-GAAP Financial Measures
Within this earnings release we present the following measures, each of which are "non-GAAP financial measures." A reconciliation of these measures to the Company's most directly comparable GAAP financial measures is included herein. Management believes that these non-GAAP measures are important to the Company's investors, analysts and other interested parties who benefit from having an objective and consistent basis for comparison with other companies within our industry. Management further believes that these measures are more relevant than comparable GAAP measures in evaluating our financial performance.
The LPT Agreement is a non-recurring transaction that does not result in ongoing cash benefits to the Company. Management believes that providing non-GAAP measures that exclude the effects of the LPT Agreement (amortization of deferred reinsurance gain, adjustments to LPT Agreement ceded reserves and adjustments to contingent commission receivable) is useful in providing investors, analysts and other interested parties a meaningful understanding of the Company's ongoing underwriting performance.
Deferred reinsurance gain (Deferred Gain) reflects the unamortized gain from the LPT Agreement. This gain has been deferred and is being amortized using the recovery method, whereby the amortization is determined by the proportion of actual reinsurance recoveries to total estimated recoveries, except for the contingent profit commission, which is being amortized through June 30, 2024. Amortization is reflected in losses and LAE incurred.
Adjusted net income (see Page 3 for calculations) is net income excluding the effects of the LPT Agreement, and net realized and unrealized gains and losses on investments (net of tax), and any miscellaneous non-recurring transactions (net of tax). Management believes that providing this non-GAAP measures is helpful to investors, analysts and other interested parties in identifying trends in the Company's operating performance because such items have limited significance to its ongoing operations or can be impacted by both discretionary and other economic factors and may not represent operating trends.
Stockholders' equity including the Deferred Gain (see Page 11 for calculations) is stockholders' equity including the Deferred Gain. Management believes that providing this non-GAAP measure is useful in providing investors, analysts and other interested parties a meaningful measure of the Company's total underwriting capital.
Adjusted stockholders' equity (see Page 11 for calculations) is stockholders' equity including the Deferred Gain, less accumulated other comprehensive income (net of tax). Management believes that providing this non-GAAP measure is useful to investors, analysts and other interested parties since it serves as the denominator to the Company's adjusted return on stockholders' equity metric.
Return on stockholders' equity and Adjusted return on stockholders' equity (see Page 8 for calculations). Management believes that these profitability measures are widely used by our investors, analysts and other interested parties.
Book value per share, Book value per share including the Deferred Gain, and Adjusted book value per share (see Page 11 for calculations). Management believes that these valuation measures are widely used by our investors, analysts and other interested parties.
Net income before impact of the LPT (see Page 3 for calculations). Management believes that these performance and underwriting measures are widely used by our investors, analysts and other interested parties.

Description of Reportable Segments
The Company has determined that it has two reportable segments: Employers and Cerity. Each of these segments represents a separate and distinct distribution channel through which the Company conducts insurance business.
The nature and composition of each reportable segment and its Corporate and Other activities are as follows:
•The Employers segment represents the traditional business offered through the EMPLOYERS brand name (Employers) through its agents, including business originated from its strategic partnerships and alliances;
•The Cerity segment represents the as business offered under the Cerity brand name, which includes the Company's direct-to-customer business; and
•Corporate and Other activities consist of those holding company expenses that are not considered to be underwriting in nature, the financial impact of the LPT Agreement and legacy (pre-acquisition) business assumed and ceded by Cerity Insurance Company. These expenses are not considered to be part of a reportable segment and are not otherwise allocated to a reportable segment.